                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 13, 2004

                             FLEMING COMPANIES, INC.
                 ----------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Oklahoma                    1-8140            48-0222760
--------------------------------    --------------     ----------------
(State or Other Jurisdiction        (Commission        (IRS Employer
       of Incorporation)            File Number)       Identification No.)

15150 Preston Road, Dallas, Texas                               75248
------------------------------------                           ---------
(Address of Principal Executive Offices)                      (Zip code)

Registrant's telephone number, including area code: (972) 906-8000

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On August 13, 2004, Fleming Companies, Inc. (the "Company") filed its unaudited monthly operating report for the period June 1, 2004 through June 30, 2004 with the United States Bankruptcy Court for the District of Delaware, a copy of which is attached hereto as Exhibit 99.1, in connection with its voluntary petitions for reorganization under Chapter 11 of Title 11 of the United States Code (Case No. 03-10945) (Jointly Administered).


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial statements of businesses acquired.

         Not applicable

(b)      Pro forma financial information.

         Not applicable

(c)      Exhibits.

         99.1 Monthly Operating Report of Fleming Companies, Inc. for the period June 1, 2004 through June 30, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FLEMING COMPANIES, INC.

Date: August 16, 2004                       By: /s/ Rebecca A. Roof
                                               ---------------------------------
                                               Rebecca A. Roof
                                               Interim Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number                      Description
--------------                      -----------
99.1             Monthly Operating Report of Fleming Companies, Inc. for the
                 period June 1, 2004 through June 30, 2004.